Exhibit 10.7.1

AMENDMENT NO. 1 TO

LOAN, PLEDGE AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO LOAN, PLEDGE AND SECURITY AGREEMENT (“Amendment No. 1”) is dated May 31, 2012 by and among SOFTECH, INC., a Massachusetts corporation (the “Borrower”) and PEOPLE’S UNITED BANK, as successor in interest to ONE CONANT CAPITAL, LLC, a Connecticut based bank with offices at One Post Office Square, Boston, Massachusetts (the “Lender”).

WHEREAS, Borrower and Lender are parties to that certain Loan, Pledge and Security Agreement, dated March 8, 2011 (and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, Borrower and Lender wish to amend the Loan Agreement as described herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree as follows:

1.

Capitalized Terms.  Capitalized terms used herein which are defined in the Loan Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2.

Amendments to Loan Agreement.

a.

Amendment and Restatement of Section 12.2. Section 12.2 of the Loan Agreement is hereby amended and restated in its entirety, as follows:

“Fixed Charge Coverage Ratio. On the last day of Borrower’s fiscal quarters ending May 31, 2012 and August 31, 2012, the Fixed Charge Coverage Ratio, of the Borrower and Active Subsidiaries on a consolidated basis, for each quarter, shall equal or exceed 1.00:1.  On the last day of Borrower’s fiscal quarters after August 31, 2012, the Fixed Charge Coverage Ratio, of the Borrower and Active Subsidiaries on a consolidated basis, for each quarter, shall equal or exceed 1.10:1.”

b.

Amendment and Restatement of Exhibit 1.1 – “Amendment No. 1 Documents”.  In Exhibit 1.1, Definitions, of the Loan Agreement the following new defined term is added:

“Amendment No. 1 Documents means (i) Amendment No. 1 to Loan, Pledge and Security Agreement, dated May 31, 2012, (ii) Confirmation and Affirmation of Guaranty Agreement (Information Decisions Incorporated and Workgroup Technology Corporation), dated May 31, 2012, (iii) Confirmation and Affirmation of Security Agreement (Information Decisions Incorporated and Workgroup Technology Corporation), dated May 31, 2012, (iv) Confirmation and Affirmation of Guaranty Agreement (Joseph P. Mullaney), dated May 31, 2012, (v) Confirmation and Affirmation of Pledge and Security Agreement (Joseph P. Mullaney), dated May 31, 2012, and (vi) Confirmation and Affirmation of Subordination and Intercreditor Agreement, dated May 31, 2012.”

c.

Amendment and Restatement of Exhibit 1.1 – “Loan Documents”.  In Exhibit 1.1, Definitions, of the Loan Agreement the defined term Loan Documents is hereby amended and restated in its entirety, as follows:

“Loan Documents” means the Loan Agreement, Term Note, Revolving Note, Corporate Guaranty, Personal Guaranty, Intercreditor Agreement, Stock Powers, all UCC-1/Financing Statements, Amendment No. 1 Documents, and all other documents, agreements, instruments and inter-creditor agreements now or hereafter evidencing, describing, relating to, guaranteeing or securing the Indebtedness, contemplated hereby or delivered in connection herewith, and all prior amendments and restates of any or all or the foregoing, as they may be modified from time to time.

d.

Amendment and Restatement of Exhibit 1.1 – “Permitted Debt”.  In Exhibit 1.1, Definitions, of the Loan Agreement the defined term “Permitted Debt” is hereby amended and  restated in its entirety, as follows:

“Permitted Debt means (a) the Indebtedness; (b) any other Debt listed on Exhibit 19; provided, however, that the principal amount of such Debt may not be increased from the amount shown as outstanding on such Exhibit 19, (c) Debt incurred for Capital Expenditures which shall not exceed (i) Debt secured only by the capital asset purchased up to thirty thousand dollars ($30,000) in the aggregate, plus (ii) capital leases up to two hundred thousand dollars ($200,000) in the aggregate, (d) trade payables incurred in the ordinary course of business that are not past due for more than ninety (90) days other than as may be disputed in good faith or for which adequate reserves have been provided under GAAP, and (e) Permitted Loans made to the Borrower.”

e.

 Amendment and Restatement of Schedule 6.  Schedule 6 (Covenant Compliance Certificate) of the Loan Agreement is hereby amended by deleting the Fixed Charge Coverage Ratio of “1.25 to 1.0” and replacing it with the following:

“1.00:1 for May 31, 2012 and August 31, 2012 1.10-1 for all Quarters after August 31, 12”

3.

No Default; Representations and Warranties.  The Borrower hereby confirms that after giving effect to this Amendment No. 1, (a) the representations and warranties of the Borrower contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date); (b) no Default or Event of Default has occurred and is continuing as of the date hereof; (c) the Borrower is duly authorized to execute, deliver and perform its obligations under this Amendment; (d) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action; and (e) this Amendment, when executed and delivered by the Borrower, will be a legal, valid and binding obligation the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or equitable principles relating to enforceability (whether enforcement is sought in equity or at law).

4.

Effectiveness of Amendment.  This Amendment No. 1 shall becomes effective upon receipt by Lender of a counterpart of this Amendment No. 1 duly executed by the Borrower.

5.

Miscellaneous.

a.

Except to the extent specifically amended hereby, the Loan Agreement, the other Loan Documents and all related documents shall remain in full force and effect.  Whenever the terms or sections amended hereby shall be referred to in the Loan Agreement, other Loan Documents or such other related documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment.

b.

This Amendment may be executed in any number of counterparts (including by delivery of counterparts by facsimile or electronic mail), each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

c.

This Amendment shall be governed by the laws of the Commonwealth of Massachusetts and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

d.

The Borrower agrees to pay all reasonable and documented out-of-pocket expenses, including legal fees and disbursements incurred by the Lender in connection with this Amendment and the transactions contemplated hereby.

[Remainder of the page is blank.  Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1, which shall be deemed to be a sealed instrument as of the date first above written.

BORROWER

SOFTECH, INC.

/s/ Joseph P. Mullaney

Joseph P. Mullaney

Its Chief Executive Officer

LENDER

PEOPLE’S UNITED BANK, successor in interest to CONANT CAPITAL, LLC

/s/  Barbara Flight

Barbara Flight

Its Senior Vice President